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                                                                   Exhibit 10.10


                    FEDERAL CONSOLIDATION LOAN PROGRAM LENDER
                            PARTICIPATION AGREEMENT


This agreement is made and entered into by and between the Missouri Coordinating Board for Higher Education ("CBHE"), and Student Loan Finance Corporation and Subsidiaries (US Bank Trustee) (Lender Code: 833405) ("Eligible Lender").

WHEREAS, the Eligible Lender wishes to participate in a program of Federal Consolidation Loans for eligible borrowers under Title IV, Part B of the Higher Education Act of 1965, as amended, ("Higher Education Act"), all regulations promulgated pursuant to the Higher Education Act including all amendments to the regulations, and Sections 173.095 through 173.187 of the Missouri Revised Statutes; and

WHEREAS, the CBHE has determined that the Eligible Lender qualifies as an eligible lender under the Higher Education Act, the applicable regulations, and Missouri statutes.

NOW THEREFORE, it is agreed by the CBHE and the Eligible Lender as follows:

1) The Eligible Lender is currently an eligible lender with the CBHE for the Federal Family Education Loan (FFEL) Program.

2) Subject to the Common Manual and the Federal Consolidation Loan Program Policies and Procedures ("Policies and Procedures") published by the Missouri Student Loan Program, which Policies and Procedures are attached hereto as Exhibit A, the CBHE shall guarantee all Federal Consolidation Loans the Eligible Lender makes, and CBHE-guaranteed Federal Consolidation Loans the Eligible Lender acquires, that are eligible for reinsurance under the Higher Education Act and the regulations issued thereunder.

3) The Eligible Lender shall execute a separate Lender Participation Agreement for each lender code under which the Eligible Lender will make Federal Consolidation Loans under the CBHE guarantee or acquire Federal Consolidation Loans the CBHE guarantees. The Eligible Lender shall execute a separate Certificate of Comprehensive Insurance for each lender code under which the Eligible Lender will make Federal Consolidation Loans under the CBHE guarantee.

4) The Eligible Lender shall make a Federal Consolidation Loan pursuant to this Agreement to an eligible borrower (upon request of the borrower) only if it obtains the borrower's certification that the borrower has no other application pending for a Federal Consolidation Loan. If all the borrower's FFEL Program loans are held by a single lender other than the Eligible Lender, the Eligible Lender shall obtain from the borrower a certification that: (A) the borrower has sought and has been unable to obtain a Federal Consolidation Loan through the holder of the borrower's FFEL Program loans; or (B) the holder declined to provide a Federal Consolidation Loan with an income-sensitive repayment schedule.

5) The Eligible Lender shall comply with all legal requirements governing the making and disbursing of Federal Consolidation Loans including, but not limited to, the requirements set

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forth in Section 428C of the Higher Education Act of 1965, as amended, and all regulations promulgated thereunder.

6) The Eligible Lender shall make each Federal Consolidation Loan in an amount that is equal to the sum of the unpaid principal and accrued unpaid interest and late charges of all the borrower's eligible student that are selected for consolidation.

7) The proceeds of the Federal Consolidation Loan shall be paid by the Eligible Lender to the holder(s) of the loans selected for consolidation to fully discharge the liability of such loans.

8) The Eligible Lender shall report the Federal Consolidation Loan to the CBHE within the time frame specified in the Common Manual and the Policies and Procedures. The lender shall include all proper notification documentation outlined in the Policies and Procedures.

9) The Eligible Lender shall send the borrower who is interested in consolidation counseling materials that the CBHE has reviewed.

10) The Eligible Lender shall ensure that Federal Consolidation Loans the CBHE guarantees are sold or transferred to an Eligible Lender or eligible lender code. Non-compliance shall result in the permanent loss of insurance on all affected Federal Consolidation Loans.

11) The Eligible Lender shall report to the CBHE the purchase or transfer of a Federal Consolidation Loan the CBHE guaranteed within 45 days of the sale or transfer. Subject to #10 above, the Eligible Lender shall report to the CBHE within 45 days of the date it transfers a Federal Consolidation Loan the CBHE guaranteed from one of its lender codes to another.

12) The Eligible Lender shall comply with all obligations, conditions, requirements and other guidelines set forth herein, in the Common Manual, and in the Policies and Procedures.

13) The Eligible Lender agrees to follow such other published terms and conditions as the Secretary of the U.S. Department of Education or the CBHE specifically requires to carry out the Federal Consolidation Loan Program.

14) Either party to this Agreement may terminate the Agreement upon written notice to the other party, and such termination shall be effective immediately upon receipt of such notice. The termination of the Contract shall not affect the coverage of loans under guarantees issued prior to such termination.

        Federal Consolidation Loan Program Lender Participation Agreement
                                     Page 2

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IN WITNESS WHEREOF, the CBHE and the Eligible Lender have each caused this instrument to be executed this 7th day of February 2002 , by their respective duly authorized officers.

Student Loan Finance Corporation
and Subsidiaries (US Bank Trustee)     833405                41-0256895
--------------------------------------------------------------------------------
Lender                               Lender Code    Federal Employer I.D. Number

BY   /s/ Tom Steele                                           2-7-2002
  -----------------------------------------------    ---------------------------
     Signature                                       Date

     Tom Steele                                      Corporate Trust Officer
-------------------------------------------------    ---------------------------
Name                                                 Title

PO Box 5304    141 N Main Ave               Sioux Falls, SD         57117-5308
----------------------------------     --------------------        -------------
Street Address                         City and State                  Zip


                     Coordinating Board for Higher Education


     /s/ Kala M. Stroup                     July 16, 2002
----------------------------------     -----------------------------------------
Authorized Signature                   Date

 Kala M. Stroup                        Commissioner of Higher Education
----------------------------------     -----------------------------------------
Name                                   Title


                    RETURN TWO SIGNED COPIES TO THE MISSOURI
                     COORDINATING BOARD FOR HIGHER EDUCATION

        Federal Consolidation Loan Program Lender Participation Agreement
                                     Page 3

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                       FEDERAL CONSOLIDATION LOAN PROGRAM
                     CERTIFICATE OF COMPREHENSIVE INSURANCE


The Missouri Coordinating Board for Higher Education (CBHE) authorizes that all Federal Consolidation Loans made in conformity with the requirements of Part B of Title IV of the Higher Education Act of 1965, as amended, by Student Loan Finance Corporation and Subsidiaries (US Bank Trustee) (Lender Code: 833405), herein referred to as the "Eligible Lender", are fully insured against loss of principal and interest by the CBHE, provided:

1) The Eligible Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated --

     a) that the loan is a legal, valid, and binding obligation of the borrower;

     b) that each such loan was made and serviced in compliance with all applicable laws and regulations; and

     c) that, in the case of loans made under Part B of Title IV, the insurance on such loan is in full force and effect.

2) That the Federal Consolidation Loan(s) will be made on or after July 16, 2002 but no later than provided for in the Higher Education Act of 1965, as amended.

3) That the total unpaid principal amount of all Federal Consolidation Loans made under this certificate by Lender Code 833405 is equal to or less than $10 million.

4) That, if the Eligible Lender, prior to the expiration of this certificate, no longer proposes to make Federal Consolidation Loans or make Federal Consolidation Loans under the CBHE's guarantee, the Eligible Lender will provide the CBHE with written notification in order that the certificate may be terminated. Such termination shall not affect the insurance on any Federal Consolidation Loan made prior to such termination.

5) That the Eligible Lender's Federal Consolidation Loan Program practices are subject to the CBHE's Student Loan Program lender participation limitation, suspension and termination procedures. The insurance on any Federal Consolidation Loan(s) made under this certificate prior to the CBHE's imposition of a limitation, suspension, or termination action shall not be affected by such action.

6) That the Eligible Lender complies with the CBHE's reporting requirements specified in the Common Manual and the Missouri Student Loan Program (MSLP) Federal Consolidation Loan Policies and Procedures.

7) That the Eligible Lender offers Federal Consolidation Loan borrowers repayment terms and a choice of repayment schedules as required by the Higher Education Act of 1965, as amended, and applicable regulations.

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The MSLP's contract servicer is designated as the office that will process claims and perform other related administrative functions.

                     Coordinating Board for Higher Education

     /s/ Kala M. Stroup                       July 16, 2002
--------------------------------------       -----------------------------------
Signature                                                   Date

Kala M. Stroup                               Commissioner of Higher Education
--------------------------------------       -----------------------------------
Name                                                Title

         Certificate of Comprehensive Insurance Participation Agreement
                                     Page 2